Income Taxes (Tables)	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Schedule of realization of deferred tax assets
	December 31,	December 31,
	2022	2021
	NIS	NIS
Deferred tax assets:
Pre-tax profit/(loss) as reported	(3,231,473)	(2,519,583)
Israeli statutory tax rate	23%	23%
Expected tax expense (benefit)	743,239	579,504
Total deferred tax assets	743,239	579,504
Less: Valuation allowance	(743,239)	(579,504)
Net deferred tax assets	-	-